BRITISH COLUMBIA

NUMBER: **657333**

COMPANY ACT

CERTIFICATE OF INCORPORATION

I Hereby Certify *that*

657333 B.C. LTD.

has this day been incorporated under the *Company Act*

Issued *under my hand at Victoria, British Columbia*

on October 29, 2002

JOHN S. POWELL
Registrar of Companies
PROVINCE OF BRITISH COLUMBIA
CANADA